UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
 _____________________________________________
FORM 8-K
_____________________________________________
CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported) September 23, 2015
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APARTMENT INVESTMENT AND MANAGEMENT COMPANY
AIMCO PROPERTIES, L.P.
(Exact name of registrant as specified in its charter)
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MARYLAND (Apartment Investment and Management Company)	1-13232	84-1259577
DELAWARE (AIMCO Properties, L.P.)	0-24497	84-1275621
(State or other jurisdiction	(Commission	(I.R.S. Employer
of incorporation or organization)	File Number)	Identification No.)
4582 SOUTH ULSTER STREET
SUITE 1100, DENVER, CO 80237
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(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code (303) 757-8101

NOT APPLICABLE
 (Former name or Former Address, if Changed Since Last Report)
_____________________________________________
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
On September 23, 2015, Apartment Investment and Management Company ("Aimco") announced that, effective as of September 23, 2015, Charles A. (“Andrew”) Higdon has been promoted to Senior Vice President and Chief Accounting Officer for Aimco and AIMCO-GP, Inc., the general partner of Aimco’s operating partnership, AIMCO Properties, L.P. ("Aimco OP").
As previously disclosed, effective as of September 14, 2015, Paul L. Beldin, who had served as Senior Vice President for Aimco and Aimco OP since 2008, was promoted to Executive Vice President and Chief Financial Officer of Aimco and Aimco OP. Mr. Beldin continued to serve as Chief Accounting Officer for Aimco and Aimco OP while Aimco undertook an orderly process to select his successor from a number of qualified internal candidates. Effective as of September 23, 2015, Mr. Beldin no longer serves as chief accounting officer for Aimco and Aimco OP.
Mr. Higdon, 39, joined Aimco in 2007 as a Director of Accounting and was promoted to Vice President - SEC Reporting, later that year. In 2014, Mr. Higdon’s responsibilities expanded to include those of Corporate Controller. In these positions, Mr. Higdon reported to Mr. Beldin. Prior to joining Aimco, Mr. Higdon was an audit manager with PricewaterhouseCoopers, specializing in real estate. Mr. Higdon is a certified public accountant and a graduate of the University of Texas at Austin.
Mr. Higdon has no family relationship with any director, executive officer, or any person nominated or chosen by Aimco or Aimco OP to become a director or executive officer of Aimco or Aimco OP.
Aimco has not entered into any new compensation arrangements with Mr. Higdon. Except for Mr. Higdon’s employment arrangements, there have not been any transactions, nor are there any currently proposed transactions, to which Aimco or Aimco OP or any of its subsidiaries was or is to be a party in which Mr. Higdon had, or will have, a direct or indirect material interest.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.
Dated: September 23, 2015

APARTMENT INVESTMENT AND MANAGEMENT COMPANY
By:	/s/ Paul L. Beldin
	Name:	Paul L. Beldin
	Title:	Executive Vice President and Chief Financial Officer

AIMCO PROPERTIES, L.P.
By:	AIMCO-GP, Inc., its General Partner
By:	/s/ Paul L. Beldin
	Name:	Paul L. Beldin
	Title:	Executive Vice President and Chief Financial Officer